                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):      June 25, 1999


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


                0-17808                             04-2940131
      (Commission File Number)         (IRS Employer Identification No.)


    225 Franklin Street, 25th Floor
              Boston, MA                                  02110
(Address of principal executive offices)                (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On June 25, 1999, New England Pension Properties V; A Real Estate Limited Partnership (the "Partnership") sold its properties located at 125 and 205 South Puente Street, Brea, California. The property was sold to The Brookhollow Group, which had been employed by the Partnership as the property manager for the property, (the "Buyer") for gross proceeds of $11,770,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $11,567,000 and recognized a gain of approximately $74,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended March 31, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the period ended March 31, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 9, 1999           NEW ENGLAND PENSION PROPERTIES V;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                     (Registrant)



                              By:  Fifth Copley Corp.,
                                   Managing General Partner


                              By:/s/  Alison Husid Cutler
                              ------------------------------------------
                              Name:   Alison Husid Cutler
                              Title:  President, Chief Executive Officer
                                      and Director

                                                                       EXHIBIT A

New England Pension Properties V
A Real Estate Limited Partnership
Pro Forma Balance Sheet
March 31, 1999
Unaudited

                                                                 Pro Forma        March 31, 1999
                                            March 31, 1999      Adjustment          Pro Forma
                                            --------------      ----------         ------------
ASSETS

Property, Net                                  $26,852,740     $(11,139,877)(a)     $15,712,863
Joint Venture                                    4,841,226                0         $ 4,841,226

Property held for disposition, net               1,491,742                0         $ 1,491,742

Cash and cash equivalents                        7,284,092       11,567,385 (a)      18,851,477
                                               -----------     ------------         -----------
                                               $40,469,800     $    427,508         $40,897,308
                                               ===========     ============         ===========
LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                               $    99,705                0         $    99,705
Accrued management fee                              41,114                0              41,114
Deferred management and disposition fees         1,293,112          353,100 (b)       1,646,212
                                               -----------     ------------         -----------
Total liabilities                                1,433,931          353,100           1,787,031
                                               -----------     ------------         -----------
Partners' capital (deficit):
      Limited partners ($616 per unit;
        160,000 units authorized, 82,228
        units issued and outstanding)           39,066,609           73,664 (a)      39,140,273
      General partners                             (30,740)             744 (a)         (29,996)
                                               -----------     ------------         -----------

Total partners' capital                         39,035,869           74,408          39,110,277
                                               -----------     ------------         -----------
                                               $40,469,800         $427,508         $40,897,308
                                               ===========     ============         ===========

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

                                                                       EXHIBIT B
New England Pension Properties V
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1998
Unaudited

                                                                                Pro Forma      December 31, 1998
                                                         December 31, 1998      Adjustment        Pro Forma
                                                         -----------------      ----------      --------------
Investment Activity

Property rentals                                            $ 4,103,360           (992,417)(c)    $ 3,110,943
Interest income on loan to ground lessor                        142,492                  0            142,492
Property operating expenses                                    (949,126)           199,450 (c)       (749,676)
Ground rent expense                                            (390,000)                 0           (390,000)
Depreciation and amortization                                (1,003,722)           267,350 (c)       (736,372)
                                                            -----------        -----------        -----------
                                                              1,903,004           (525,617)         1,377,387

Equity in joint venture earnings                                440,440                  0            440,440
                                                            -----------        -----------        -----------

     Total real estate operations                             2,343,444           (525,617)         1,817,827

Gain on sale of property                                              0             74,408 (a)         74,408
                                                            -----------        -----------        -----------

     Total real estate activity                               2,343,444           (451,209)         1,892,235

Interest on cash equivalents and short term
  investments                                                   488,461                  0            488,461
                                                            -----------        -----------        -----------
     Total investment activity                                2,831,905           (451,209)         2,380,696

Portfolio Expenses

Management fee                                                  401,138            (72,179)(f)        328,959
General and administrative                                      255,287             (5,500)(g)        249,787
                                                            -----------        -----------        -----------
                                                                656,425            (77,679)           578,746
                                                            -----------        -----------        -----------

Net income (loss)                                           $ 2,175,480        $  (373,530)       $ 1,801,950
                                                            ===========        ===========        ===========
Net income (loss) per weighted average
  limited partnership unit                                  $     26.17        $     (4.49)(d)    $     21.68
                                                            ===========        ===========        ===========
Weighted average number of limited partnership
  units outstanding during the year                              82,309             82,309             82,309
                                                            ===========        ===========        ===========

                                                                       EXHIBIT C
New England Pension Properties V
A Real Estate Limited Partnership
Pro Forma Income Statement
March 31, 1999
Unaudited

                                                                              Pro Forma        March 31, 1999
                                                           March 31, 1999     Adjustment         Pro Forma
                                                           --------------     ----------       -------------
Investment Activity

Property rentals                                            $ 1,010,716         (332,955)(e)    $   677,761
Interest income on loan to ground lessor                         34,094                0             34,094
Property operating expenses                                    (268,217)          46,717 (e)       (221,500)
Ground rent expense                                             (97,500)               0            (97,500)
Depreciation and amortization                                  (287,620)          91,591 (e)       (196,029)
                                                            -----------      -----------        -----------
                                                                391,473         (194,647)           196,826

Joint venture earnings                                          100,259                0            100,259

Gain on sale of property                                              0           74,408 (a)         74,408
                                                            -----------      -----------        -----------

     Total real estate operations                               491,732         (120,239)           371,493

Interest on cash equivalents and short term
  investments                                                   103,652                0            103,652
                                                            -----------      -----------        -----------

     Total investment activity                                  595,384         (120,239)           475,145

Portfolio Expenses

Management fee                                                   82,228          (17,640)(f)         64,588
General and administrative                                       68,101                0             68,101
                                                            -----------      -----------        -----------
                                                                150,329          (17,640)           132,689
                                                            -----------      -----------        -----------

Net income (loss)                                           $   445,055      $  (102,599)       $   342,456
                                                            ===========      ===========        ===========
Net income (loss) per limited partnership
  unit                                                      $      5.36      $     (1.24)(d)    $      4.12
                                                            ===========      ===========        ===========
Number of limited partnership units
  outstanding during the period                                  82,228           82,228             82,228
                                                            ===========      ===========        ===========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net loss per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.

                                       5